                                                                 EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                        SHELTER COMPONENTS CORPORATION
           PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 28, 1997
                                      BY
                             SCC ACQUISITION CORP.
                         A WHOLLY-OWNED SUBSIDIARY OF
                                  KEVCO, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 1, 1997, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:
                   ChaseMellon Shareholder Services, L.L.C.

           By Mail:             Facsimile Transmission:        By Hand or Overnight:
         P.O. Box 3301              (201) 329-8936      85 Challenger Road Mail Drop-Reorg
 South Hackensack, New Jersey  fax confirmation number:  Ridgefield Park, New Jersey 07660
             07606                  (201) 296-4860          Attn: Reorganization Dept.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders of Shelter Components Corporation (the "Company") if certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Shareholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered Holder(s)    Shares Tendered (Attach
                                                        additional list if
                                                            necessary)
-------------------------------------------------------------------------------
                                                      Share
                                                  Certificate
                                                   Number(s)*
                                                             Number of
                                                               Shares
                                                            Represented
                                                                  by
                                                           Certificate(s)*

                                                                        Number
                                                                          of
                                                                       Shares**

   (Please fill in, if blank, exactly as name(s)
          appear(s) on Share certificates)
-------------------------------------------------------------------------------
                                                    ---------------------------
                                                    ---------------------------
                                                    ---------------------------
                                                    ---------------------------
                                                    ---------------------------
                                                    ---------------------------
                                                     Total
                                                    Shares:
-------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by Book-Entry Transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
                         ------------------------------------------------------
  Check Box of Applicable Book-Entry Transfer Facility (check one)
  [ ] The Depository Trust Company
  [ ] Philadelphia Depository Trust Company
  Account No.
            -------------------------------------------------------------------
  Transaction Code No.
                   ------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

  Name(s) of Registered Holder(s)
                           ----------------------------------------------------
  Date of Execution of Notice of Guaranteed Delivery
                                         --------------------------------------
  Window Ticket Number (if any)
                           ----------------------------------------------------
  Name of Institution which Guaranteed Delivery
                                     ------------------------------------------
  If delivery is by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
  [ ] The Depository Trust Company
  [ ] Philadelphia Depository Trust Company
  Account No.
            -------------------------------------------------------------------
  Transaction Code No.
                   ------------------------------------------------------------

Ladies and Gentlemen:

  The undersigned hereby tenders to SCC Acquisition Corp. (the "Offeror"), an Indiana corporation and a wholly-owned subsidiary of Kevco, Inc., a Texas corporation ("Parent"), the above-described shares of common stock, $.01 par value per share (the "Shares") of Shelter Components Corporation, an Indiana corporation (the "Company"), pursuant to the Offeror's offer to purchase all of the outstanding Shares at a purchase price of $17.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 28, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of October 21, 1997 (the "Merger Agreement"), among the Parent, the Offeror and the Company.

  Subject to and effective upon acceptance for payment of and payment for the Shares properly tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry

Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror,
(b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints each designee of the Offeror as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby that have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or other securities or rights). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The Offeror's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any certificates evidencing Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name(s) of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS(SEE            SPECIAL DELIVERY INSTRUCTIONS
     INSTRUCTIONS 1, 5, 6 AND 7)               (SEE INSTRUCTIONS 5 AND 7)


                                            To be completed ONLY if the check
  To be completed ONLY if the check        for the purchase price of Shares
 for the purchase price of Shares          purchased or certificates for
 purchased or certificates for             Shares not tendered or not
 Shares not tendered or not                purchased are to be mailed to
 purchased are to be issued in the         someone other than the undersigned
 name of someone other than the            or to the undersigned at an
 undersigned or if Shares tendered         address other than that shown
 hereby and delivered by Book-Entry        below the undersigned's
 Transfer which are not accepted           signature(s).
 for payment are to be returned by
 credit to an account at one of the
 Book-Entry Transfer Facilities
 other than designated above.

                                           Issue [ ] Check [ ] certificates
                                           to:
                                           Name:_____________________________
                                                      (Print Name)
 Mail [ ] Check [ ] certificates           Address:__________________________
 to:
 Name:_____________________________        -----------------------------------
            (Print Name)                          (Including Zip Code)
 Address:__________________________        -----------------------------------
 -----------------------------------       (Taxpayer Identification or Social
                                                      Security No.)

        (Including Zip Code)
 -----------------------------------
 (Taxpayer Identification or Social
            Security No.)

 [ ] Credit Shares delivered by
     book-entry transfer and not
     purchased to the account set
     forth below:

 Check appropriate box.

 [ ]  The Depository Trust Company
 [ ]  Philadelphia Depository Trust
      Company

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program, or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the New York Stock Exchange is open for business.

  THE METHOD OF DELIVERY OF CERTIFICATES EVIDENCING SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY A CONFIRMATION OF A BOOK-ENTRY TRANSFER). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any certificate evidencing Shares or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in- fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instruction. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to federal income tax backup withholding at the rate of 31% on the payment of the purchase price for the Shares and to certain penalties.

  9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

  10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  11. Waiver of Conditions. The conditions of the Offer may be waived by the Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in the Offeror's sole discretion.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depository with such shareholder's correct TIN, which, in the case of a shareholder who is an individual, is his or her social security number, or, in the alternative, establish a basis for exemption from backup withholding. Exempt shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. If the correct taxpayer identification number or an adequate basis for exemption is not provided, the shareholder may be subject to backup withholding at the rate of 31% on the purchase price of the Shares purchased pursuant to the Offer and to certain penalties.

  Generally, to prevent backup withholding, a shareholder may complete the Substitute Form W-9 provided below. A shareholder that is a foreign individual, however, must submit Form W-8 or a substantially similar form to the Depositary, certifying under penalties of perjury that the individual is exempt from backup withholding. This form may be obtained from the Depositary.

  Backup withholding is not an additional tax. A shareholder subject to backup withholding may reduce such shareholder's federal income tax liability by the amount withheld. Additionally, if the backup withholding results in an overpayment of taxes, the shareholder may obtain a refund.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup federal income tax withholding on payment to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder must provide the Depositary with such shareholder's correct TIN by completing the Substitute Form W-9 and certifying that the TIN provided on the Substitute Form W-9 is correct, or in the alternative the shareholder must certify that such shareholder is exempt from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

                                   SIGN HERE

                      (Complete Substitute Form W-9 below)

 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

 Name(s)_____________________________________________________________________
                                (Please Print)

 Capacity (full title)_______________________________________________________

 Address_____________________________________________________________________
 -----------------------------------------------------------------------------
                                                            (Include Zip Code)
 -----------------------------------------------------------------------------

 Area Code and Telephone Number______________________________________________

 Taxpayer Identification or Social Security Number___________________________
                                (See Substitute Form W-9)
 Dated:________________________________________________________________ , 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5)

                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS 1 AND 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.

 Authorized signature(s)_____________________________________________________

 Name________________________________________________________________________

 Name of Firm________________________________________________________________

 Address_____________________________________________________________________
 -----------------------------------------------------------------------------
                              (Include Zip Code)

 Area Code and Telephone Number______________________________________________

 Date:_________________________________________________________________ , 1997

                            PART I--Taxpayer          _______________________
       SUBSTITUTE           Identification Number--      (Social Security
        FORM W-9            For all accounts, enter          Number) OR
                            your TIN in the box at
                            right. (For most
                            individuals, this is
                            your social security
                            number. If you do not
                            have a TIN, see
                            Obtaining a Number in
                            the enclosed
                            Guidelines.) Certify by
                            signing and dating
                            below. Note: If the
                            account is in more than
                            one name, see the chart
                            in the enclosed
                            Guidelines to determine
                            which number to give
                            the payer.


    DEPARTMENT OF THE
        TREASURY                                      _______________________
                                                             (Employer
                                                       Identification Number)

INTERNAL REVENUE SERVICE

   PAYER'S REQUEST FOR                                 (If awaiting TIN write
 TAXPAYER IDENTIFICATION                                   "Applied For")
      NUMBER (TIN)

                           ----------------------------------------------------

                            PART II--For Payees Exempt from backup
                            Withholding, see the enclosed Guidelines and complete as instructed therein.


-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

-------------------------------------------------------------------------------

 SIGNATURE                                               DATE __________ ,1997


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature:___________________________________________   Date:_______________

                    The Information Agent for the Offer is:

                                   MacKenzie
                                Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010

                 Banks and Brokers call collect: (212) 929-5500
                   ALL OTHERS CALL TOLL FREE: (800) 322-2885

                      The Dealer Manager for the Offer is:

                         RAUSCHER PIERCE REFSNES, INC.
                        2711 N. Haskell Ave., Ste. 2400
                             Dallas, TX 75204-2936
                         (214) 989-1463 (Call Collect)